                        SMITH BARNEY SECTOR SERIES INC.
                                 on behalf of
                      Smith Barney Global Technology Fund
                                 (the "Fund")

                       Supplement dated July 11, 2001 to
                      Prospectus dated February 28, 2001

   The following information revises and supersedes, as applicable, the information set forth in the Prospectus of the Fund under "Annual Fund Operating Expenses":

Annual Fund Operating Expenses
   (expenses deducted from fund assets)   Class A Class B Class L Class Y **
  Management fee......................... 0.95%   0.95%   0.95%    0.95%
  Distribution and service (12-b1) fees.. 0.25%   1.00%   1.00%     None
  Other Expenses......................... 9.16%   9.13%   9.13%    9.16%

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Total annual fund operating expenses**    10.36%  11.08%  11.08%    10.11%

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
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** For Class Y shares, "Other Expenses" have been estimated based on experts incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal period.
***Currently the manager has agreed to voluntarily waive a portion of the management fees and reimburse a portion of "Other expenses" to limit total annual fund operating expenses as indicated in the table below.

                                           Class A Class B Class L
   Management fee.........................  0.00%   0.00%   0.00%
   Other Expenses.........................  1.25%   1.25%   1.25%
   Total annual fund operating expenses...  1.50%   2.25%   2.25%

   The manager may change or eliminate the management fee waiver and/or voluntary expense limitation at any time.

FD 02335